Exhibit 99.2

Veeco (Nasdaq: VECO) May 4, 2021 Q1 2021 Financial Results Conference Call

Q1 2021 Financial Results Conference Call | All Rights Reserved. ©2021 Safe Harbor 2 This presentation contains “forward-looking statements”, within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, as amended, that are based on management’s expectations, estimates, projections and assumptions. Words such as “expects,” “anticipates,” “plans,” “believes,” “scheduled,” “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, those regarding anticipated growth and trends in our businesses and markets, industry outlooks and demand drivers, our investment and growth strategies, our development of new products and technologies, our business outlook for current and future periods, the impact of the COVID-19 pandemic, our ongoing transformation initiative and the effects thereof on our operations and financial results; and other statements that are not historical facts. These statements and their underlying assumptions are subject to risks and uncertainties and are not guarantees of future performance. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation: the level of demand for our products; global economic and industry conditions; the effects of regional or global health epidemics, including the effects of the COVID-19 pandemic on the Company’s operations and on those of our customers and suppliers; global trade issues, including the ongoing trade disputes between the U.S. and China, and changes in trade and export license policies; our dependency on third-party suppliers and outsourcing partners; the timing of customer orders; our ability to develop, deliver and support new products and technologies; our ability to expand our current markets, increase market share and develop new markets; the concentrated nature of our customer base; our ability to obtain and protect intellectual property rights in key technologies; our ability to achieve the objectives of operational and strategic initiatives and attract, motivate and retain key employees; the variability of results among products and end-markets, and our ability to accurately forecast future results, market conditions, and customer requirements; the impact of our indebtedness, including our convertible senior notes and our capped call transactions; and other risks and uncertainties described in our SEC filings on Forms 10-K, 10-Q and 8-K, and from time-to-time in our other SEC reports. All forward-looking statements speak only to management’s expectations, estimates, projections and assumptions as of the date of this presentation. The Company does not undertake any obligation to update or publicly revise any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this presentation.

CEO Overview and Market Update William J. Miller, Ph.D.

Q1 2021 Financial Results Conference Call | All Rights Reserved. ©2021 • Top line driven by Semiconductor and Data Storage markets • Non-GAAP gross margin of ~41% • $10M in cashflow from operations • Broad Semiconductor order momentum • Growth initiatives are aligned with a healthy macro environment 4 Q1 2021 Highlights Revenue Non-GAAP Operating Income Diluted Non-GAAP EPS $134M $16M 25¢ A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation. Solid start to 2021 as we execute on our near and long-term growth plan

Q1 2021 Financial Results Conference Call | All Rights Reserved. ©2021 5 Significant Market Opportunities High Performance Computing University & Government Research 5G / Power / Photonics / MicroLED Cloud / Data Center 5G – Fifth Generation Wireless Technology AP – Advanced Packaging MOCVD – Metal Organic Chemical Vapor Deposition MBE – Molecular Beam Epitaxy ALD – Atomic Layer Deposition Semiconductor Scientific & Other Compound Semiconductor Data Storage Ion Beam Laser Annealing Ion Beam / AP Lithography Wet Processing Wet Processing MOCVD MBE / ALD / Ion Beam Market Served Primary Drivers Primary Veeco Technologies Veeco strategy aligned with healthy industry dynamics

Q1 2021 Financial Results Conference Call | All Rights Reserved. ©2021 Execute Near-Term 2021 growth Prepare Long-Term 2022 & beyond Focus profitability & products Maintain Resilience essential business ▪ Laser Annealing ▪ 5G RF ▪ Data Storage ▪ Employees ▪ Service ▪ Supply Chain ▪ Manufacturing ▪ Aggressively invest in evaluation systems ▪ Expand service capability ▪ Selectively increase R&D investments ▪ Defend foundational businesses ▪ Deliver strong operating results ▪ Evaluate product portfolio Improved company performance today while investing for long-term, profitable growth 6 2021 Priorities – Building on a Profitable Growth Plan Growth Phase of Transformation

CFO Financial Review John P. Kiernan

Q1 2021 Financial Results Conference Call | All Rights Reserved. ©2021 8 Q1 2021 Revenue by Market & Region 39% 18% 31% 12% Revenue by Market Revenue by Region Scientific & Other Semiconductor Compound Semiconductor Data Storage 41% 34% 15% 10% EMEA China United States Rest of APAC $134M Amounts may not calculate precisely due to rounding. Revenue Trend ($M) Q1 20 Q4 20 Q1 21 Semiconductor 37 57 52 Compound Semi 18 45 25 Data Storage 39 19 41 Scientific & Other 10 17 16 Total 105 139 134 Rest of World is less than 1%

Q1 2021 Financial Results Conference Call | All Rights Reserved. ©2021 Q1 Operating Results 9 In millions (except per share amounts) GAAP Non-GAAP Q4 20 Q1 21 Q4 20 Q1 21 Revenue $138.9 $133.7 $138.9 $133.7 Gross Profit 56.8 54.9 57.4 55.4 Gross Margin 40.9% 41.1% 41.3% 41.5% Operating Expenses 46.2 45.5 39.7 39.3 Operating Income / (Loss) 10.6 9.4 17.6 16.1 Net Income / (Loss) (0.1) 2.5 15.0 12.6 Diluted Earnings/(Loss) Per Share $(0.00) $0.05 $0.30 $0.25 Diluted Shares 48.3 53.1 49.7 50.9 Amounts may not calculate precisely due to rounding. A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation.

Q1 2021 Financial Results Conference Call | All Rights Reserved. ©2021 Balance Sheet and Cash Flow Highlights 10 $ millions Q4 20 Q1 21 Cash & Short-Term Investments 320 328 Accounts Receivable 80 87 Inventories 146 156 Accounts Payable 34 43 Long-Term Debt 321 325 Cash Flow from Operations 15 10 DSO (days) 52 59 DIO 159 173 DPO 37 49 Amounts may not calculate precisely due to rounding. A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation.

Q1 2021 Financial Results Conference Call | All Rights Reserved. ©2021 Q2 2021 Guidance 11 GAAP Non-GAAP Revenue $125M - $145M $125M - $145M Gross Margin 40% - 42% 40% - 42% Operating Expenses $45M - $47M $38M - $40M Net Income (Loss) $(3M) - $6M $9M - $18M Earnings (Loss) Per Share $(0.06) – $0.11 $0.17 - $0.35 Diluted Shares 49M – 53M 51M A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation.

Q&A

Backup & Reconciliation Tables

Q1 2021 Financial Results Conference Call | All Rights Reserved. ©2021 Convertible Notes 14 Convertible Debt Principal Amount Coupon Annual Cash Interest Annual Non-Cash Interest Initial Conversion Price As of March 31, 2021 Convertible Notes Due Jan 2023 $132M 2.7% $3.6M $5.6 $40.03 Convertible Notes Due Jan 2025 $133M 3.5% $4.6M $4.9 $24.00 Convertible Notes Due June 2027 $125M 3.75% $4.7M $4.1 $18.461 Total Convertible Debt $389M 3.3%2 $12.9M $14.5 (1) Conversion price for 2027 Convertible Notes includes the effect of the Capped Call transaction (2) Weighted average Amounts may not calculate precisely due to rounding.

Q1 2021 Financial Results Conference Call | All Rights Reserved. ©2021 Historical Revenue by End-Market 15 Amounts may not calculate precisely due to rounding. A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation. $M Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Semiconductor 44.6 37.8 41.8 51.3 175.6 37.4 37.5 33.6 57.4 165.9 51.6 Compound Semi 15.0 16.4 26.3 28.1 85.9 18.4 17.7 26.6 45.2 107.9 24.8 Data Storage 19.6 22.7 24.1 17.6 84.1 38.9 28.3 36.9 19.2 123.3 41.0 Scientific & Other 20.2 20.8 16.6 16.2 73.8 9.8 15.1 15.0 17.1 57.0 16.4 Grand Total 99.4 97.8 109.0 113.2 419.3 104.5 98.6 112.1 138.9 454.2 133.7 2019 2021 2020

Effect of Convertible Notes on Diluted Share Count

	GAAP Approximate Incremental Dilutive Shares *(in thousands)*			Non-GAAP Approximate Incremental Dilutive Shares *(in thousands)*		
Average Stock Price per Common Share	**2025 Notes**	**2027 Notes**	**Total**	**2025 Notes**	**2027 Notes**	**Total**
$15.00	-	609	609	-	-	-
$16.00	-	1,130	1,130	-	-	-
$17.00	-	1,589	1,589	-	-	-
$18.00	-	1,998	1,998	-	-	-
$19.00	-	2,363	2,363	-	192	192
$20.00	-	2,692	2,692	-	521	521
$21.00	-	2,990	2,990	-	819	819
$22.00	-	3,260	3,260	-	1,090	1,090
$23.00	-	3,507	3,507	-	1,337	1,337
$24.00	0	3,734	3,734	0	1,563	1,563
$25.00	221	3,942	4,163	221	1,771	1,992
$26.00	425	4,134	4,559	425	1,964	2,388
$27.00	613	4,313	4,926	613	2,142	2,755
$28.00	789	4,478	5,267	789	2,307	3,096
$29.00	952	4,632	5,584	952	2,461	3,413
$30.00	1,104	4,775	5,880	1,104	2,605	3,709

Based on outstanding Notes as of the end of the most recent quarter. Above table does not include incremental shares associated with the 2023 Notes, for which there is no dilutive impact below an average stock price per share of $40.03.

The non-GAAP incremental dilutive shares includes the impact of the Company's capped call transaction issued concurrently with our 2027 Notes, and as such, no incremental shares are added to the dilutive share count in periods in which the average stock price per share is below $18.46. The GAAP incremental dilutive shares does not include the impact of the Company's capped call transaction, and as such, incremental shares are added to the dilutive share count in periods in which the average stock price per share is above $13.98, and the Company is in a net income position.

16 Q1 2021 Financial Results Conference Call | All Rights Reserved. ©2021

Amounts may not calculate precisely due to rounding. A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation.

Q1 2021 Financial Results Conference Call | All Rights Reserved. ©2021 Note on Reconciliation Tables 17 These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, incremental transaction-related compensation, and certain integration costs. These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors' operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Q1 2021 Financial Results Conference Call | All Rights Reserved. ©2021 18 Supplemental Information—GAAP to Non-GAAP Reconciliation Amounts may not calculate precisely due to rounding. In millions Q4 20 Q1 21 Net Sales $138.9 $133.7 GAAP Gross Profit 56.8 54.9 GAAP Gross Margin 40.9% 41.1% Add: Share-Based Comp 0.5 0.5 Non-GAAP Gross Profit $57.4 $55.4 Non-GAAP Gross Margin 41.3% 41.5% In millions Q4 20 Q1 21 GAAP Net Income (Loss) $(0.1) $2.5 Add: Share-Based Comp 3.1 3.2 Add: Amortization 3.8 3.4 Add: Depreciation of PP&E fair value step-up for purchase accounting 0.1 0.1 Add: Interest Expense 6.5 6.6 Add: Loss on extinguishment of debt 4.8 - Add: Tax expense (benefit) (0.6) 0.3 Non-GAAP Operating Income (Loss) $17.6 $16.1 In millions, except per share amounts Q4 20 Q1 21 GAAP Basic weighted average shares 48.3 48.6 GAAP Diluted weighted average shares 48.3 53.1 GAAP Basic EPS $(0.00) $0.05 GAAP Diluted EPS $(0.00) $0.05 GAAP Net Income (Loss) $(0.1) $2.5 Add: Share-Based Comp 3.1 3.2 Add: Amortization 3.8 3.4 Add: Loss on extinguishment of debt 4.8 - Add: Depreciation of PP&E fair value step-up for purchase accounting 0.1 0.1 Add: Non-Cash Interest Expense 3.5 3.5 Add: Tax Adjustment from GAAP to Non-GAAP (0.3) (0.1) Non-GAAP Net Income (Loss) $15.0 $12.6 Non-GAAP Basic EPS $0.31 $0.26 Non-GAAP Diluted EPS $0.30 $0.25 Non-GAAP Basic weighted average shares 48.3 48.6 Non-GAAP Diluted weighted average shares 49.7 50.9

Q1 2021 Financial Results Conference Call | All Rights Reserved. ©2021 19 Q1 2021 Actual: GAAP to Non-GAAP Reconciliation Amounts may not calculate precisely due to rounding. Non-GAAP Adjustments In millions, except per share amounts GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $133.7 $133.7 Gross Profit 54.9 0.5 55.4 Gross Margin 41.1% 41.5% Operating Expenses 45.5 (2.7) (3.4) (0.1) 39.3 Operating Income (Loss) 9.4 3.2 3.4 0.1 16.1 Net Income (Loss) $2.5 3.2 3.4 3.5 $12.6 Income (Loss) Per Common Share: Basic $0.05 $0.26 Diluted 0.05 0.25 Weighted Average Number of Shares: Basic 48.6 48.6 Diluted 53.1 50.9 Other Non-GAAP Adjustments Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting 0.1 Subtotal 0.1 Non-Cash Interest Expense 3.5 Non-GAAP Tax Adjustment (0.1) Total Other 3.5

Q1 2021 Financial Results Conference Call | All Rights Reserved. ©2021 20 Q2 2021 Guidance: GAAP to Non-GAAP Reconciliation Amounts may not calculate precisely due to rounding. Non-GAAP Adjustments In millions, except per share amounts GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $125–$145 $125–$145 Gross Profit 50–61 1 —— 51–62 Gross Margin 40%–42% 40%–42% Operating Expenses $45–$47 (3) (3) (1) $38–$40 Operating Income (Loss) $5–$14 4 3 1 $13–$22 Net Income (Loss) $(3)–$6 4 3 5 $9–$18 Income (Loss) per Diluted Share $(0.06)–$0.11 $0.17–$0.35 Diluted Weighted Average Shares 49 – 53 51 GAAP Net Income (Loss) $(3)–$6 Share-Based Compensation 4 Amortization 3 Interest Expense, Net 7 Other 2 Non-GAAP Operating Income (Loss) $13–$22

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